UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
              ____________________________________

                             FORM 8-K
              ____________________________________


                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


  October 1, 1999                         1-06124
Date of Report (Date of          Commission File Number
earliest event reported)


                     LONE STAR INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)


        Delaware                         13-0982660
(State or other jurisdiction of       (I.R.S. Employer
incorporation or organization)      Identification Number)


                   300 First Stamford Place
              Stamford, Connecticut 06912-0014
 _________________________________________________________
    (Address of Principal Executive Offices) (Zip Code)

                     (203) 969-8600
 _________________________________________________________
   (Registrant's telephone number, including area code)











Item 1. Change in Control of Registrant.

     On October 6, 1999, Dyckerhoff Aktiengesellschaft, a corporation formed under the laws of the Federal Republic of German ("Parent"), closed its previously announced tender offer (the "Offer") for (i) all of the issued and outstanding shares of common stock, par value $1.00 per share (the "Shares"), of Lone Star Industries, Inc., a Delaware corporation (the "Company"), together with the associated rights to purchase common stock (the "Rights") issued pursuant to the Rights Agreement, dated as of November 10, 1994 between the Company and Chemical Bank, as Rights Agent, for $50.00 per Share in cash, and (ii) all of the outstanding common stock purchase warrants (the "Warrants"), each representing the right to purchase two Shares, issued pursuant to the Warrant Agreement, dated as of April 13, 1994 between the Company and Chemical Bank, as Warrant Agent (the "Warrant Agreement"), for $81.25 per Warrant in cash. The Offer was made pursuant to an Agreement and Plan of Merger, dated as of September 2, 1999, among Parent, Level Acquisition Corp., a Delaware corporation ("Purchaser") and the Company (the "Merger Agreement").

     On October 8, 1999, pursuant to the Merger Agreement, Purchaser merged with and into the Company with the Company surviving as an indirect wholly owned subsidiary of Parent (the "Merger"). The approval of the holders of the Shares was not required to effect the Merger pursuant to the applicable provisions of the Delaware General Corporation Law. The Shares issued and outstanding immediately prior to the effective time of the Merger (other than Shares held in the treasury of the Company or owned by any of its subsidiaries or owned by Purchaser) were converted, subject to any appraisal rights, into the right to receive $50.00 per Share in cash, without interest thereon. According to Purchaser's Schedule 13D filed October 12, 1999, upon the effective time of the Merger, Parent owned 100% of the Shares and approximately 98.9% of the Warrants. The Warrants issued and outstanding immediately prior to the effective time of the Merger and not tendered pursuant to the Offer will remain outstanding.

     On October 8, 1999, the Board of Directors of the Company was reconstituted and currently consists of Michael B. Clarke, Philipp Magel, Felix Pardo, Alexander Roentgen, Peter Steiner and William M. Troutman.

     The terms of Purchaser's financing for the Offer and the Merger are described in Purchaser's Offer to Purchase, dated
September 3, 1999, which is incorporated herein by reference.

     Additional information regarding the Offer and the Merger, including descriptions thereof and of any arrangements or understandings with respect to the election of directors and other matters, is included in the Company's Solicitation/Recommendation Statement on Schedule 14D-9, which was filed with the Securities and Exchange Commission on September 3, 1999 (the "Schedule 14D-9) and provided to the Company's stockholders. The Schedule 14D-9 is hereby incorporated herein by reference.

     A copy of the press release of the Company and Parent announcing the consummation of the Offer is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.










Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
       Exhibit 99.1 - Press release, dated October 2, 1999

       Exhibit 99.2 - Press release, dated October 8, 1999

       Exhibit 99.3 - Offer to Purchase, dated September 3, 1999
(incorporated by reference to Exhibit (a)(1) to the Schedule
14D-1 filed September 3, 1999).

       Exhibit 99.4 - Term Loan Facilities Agreement, dated as of September 1, 1999, by and among Parent, Purchaser, Deutsche Bank AG and Dresdner Bank AG (incorporated by reference to Exhibit (b)(1) to the Schedule 14D-1 filed September 3, 1999).













                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 12, 1999     LONE STAR INDUSTRIES, INC.



                            By:   /s/ James W. Langham
                                      James W. Langham
                                Vice President, General Counsel
                                       and Secretary










                        EXHIBIT INDEX

Exhibit               Description

  99.1     Press release, dated October 2, 1999

  99.2     Press release, dated October 8, 1999

  99.3     Offer to Purchase, dated September 3, 1999
(incorporated by reference to Exhibit (a)(1) to the Schedule
14D-1 filed September 3, 1999).

  99.4     Term Loan Facilities Agreement, dated as of September
1, 1999, by and among Parent, Purchaser, Deutsche Bank AG and
Dresdner Bank AG (incorporated by reference to Exhibit (b)(1) to the Schedule 14D-1 filed September 3, 1999).














EXHIBIT 99.1


Saturday, October 2, 1:02 p.m. Eastern Time

Company Press Release

DYCKERHOFF AG Completes Tender Offer for Lone Star Industries
Shares and Warrants

Wiesbaden, Germany--(BUSINESS WIRE)--Oct. 2, 1999 - Dyckerhoff AG (Frankfurt and Luxembourg Exchanges: DYK) announced today that its indirect wholly owned subsidiary, Level Acquisition Corp., has completed its all-cash tender offer for the outstanding common stock of Lone Star Industries, Inc. (NYSE:
LCE - news) at a price of $50 per share and the outstanding warrants (each to purchase two shares of common stock) of Lone Star at a price of $81.25 per warrant. The tender offer expired, as scheduled, on Friday, October 1st at 12:00 midnight, New York City time. The total value of the transaction is approximately $1.2 billion, including debt assumed.

A preliminary count from the depositary shows that approximately 18,834,857 shares of Lone Star common stock and approximately 2,629,413 Lone Star warrants had been tendered and accepted for payment as of the expiration of the offer (including approximately 1,626,602 shares and 5,572 warrants subject to guarantees of delivery), which together represents approximately 96.6% of the Lone Star common stock on a fully diluted basis. Dyckerhoff and Lone star will proceed to complete, in the near future, a short-form merger pursuant to which Dyckerhoff will acquire the remaining shares of common stock of Lone Star for $50 per share in case, subject to appraisal rights.

Dyckerhoff is one of the leading cement and building materials companies in Europe with sales in excess of $2.2 billion. In the U.S., Dyckerhoff has a 50 percent share in Glens Falls Lehigh Cement Company servicing the northeastern part of the U.S.

Lone Star is a producer of cement and ready-mixed concrete.

Morgan Stanley Dean Witter acted as the Dealer Manager and
Georgeson Shareholder Communications, Inc. acted as the
Information Agent for the offer.








Exhibit 99.2


FOR IMMEDIATE RELEASE


  Dyckerhoff AG Completes Acquisition of Lone Star Industries,
Inc.

WIESBADEN, GERMANY (October 8, 1999) - Dyckerhoff AG (Frankfurt and Luxembourg Exchanges: DYK) today announced the completion of its acquisition of Lone Star Industries, Inc. (NYSE: LCE) by the merger of Level Acquisition Corp., an indirect wholly owned subsidiary of Dyckerhoff, into Lone Star. As a result of the merger, which was effective today, each share of common stock of Lone Star not owned by Dyckerhoff or its subsidiaries was converted into the right to receive $50.00 per share in cash, subject to dissenter's rights.

Dyckerhoff is one of the leading cement and building materials companies in Europe with sales volume in excess of $2.2 billion. In the U.S., Dyckerhoff has a 50 percent share in Glens Falls Lehigh Cement Company servicing the northeastern part of the U.S.

Lone Star is a producer of cement and ready-mixed concrete.


CONTACT:     William E. Roberts    (203) 969-8600